UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2016

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REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place

Suite 300

Mill Valley, California 94941

(Address of principal executive offices and Zip Code)

(415) 389-7373

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

On February 9, 2016, Redwood Trust, Inc. (“Redwood” or the “Company”) issued a press release announcing that it is repositioning its commercial mortgage loan business, and including certain preliminary full-year 2015 financial results. A copy of the press release is attached hereto as Exhibit 99.1.

The preliminary full-year 2015 financial results presented represent the most current information available to management. The Company’s actual results may differ from these preliminary results due to the completion of the Company’s financial closing procedures, final adjustments and other developments that may arise between the date of this Form 8-K and the time that financial results for the year ended December 31, 2015 are finalized.

The information contained in Item 2.02 and Item 7.01 and the attached Exhibit 99.1 is furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On February 9, 2016, the Company announced its plan to reposition its commercial mortgage loan business by discontinuing commercial mortgage loan origination activity. As a result, the Company will implement a workforce reduction that will impact 25 employees, primarily employees engaged in commercial loan origination activities, representing approximately 15% of the company’s fixed compensation expense at December 31, 2015. The Company expects to incur non-recurring charges totaling approximately $5 million to $6 million related to this announcement, primarily in the first quarter of 2016, substantially all of which will be cash- and non-cash-based severance costs.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b): On February 9, 2016, the Company announced that Fred J. Matera, Executive Vice President, Commercial Investments and Finance, would cease employment with the Company, following a transition period expected to end on May 1, 2016. As a result, the Company expects that Mr. Matera will be terminated without cause and will accrue severance benefits in accordance with the terms of his employment agreement.

Cautionary Statement: Redwood Trust’s press release may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements related to: the discontinuation of Redwood’s commercial loan origination business and Redwood’s workforce reduction (and the expected related non-recurring expense and the expected impact on future payroll and other operating expenses), Redwood’s future business activities, competitiveness, and profitability, preliminary full-year 2015 financial results, and Redwood’s future investment opportunities. Forward-looking statements involve numerous risks and uncertainties. Actual results may differ from Redwood Trust’s beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” “seek,” “plan” and similar expressions or their negative forms, or by references to strategy, plans, or intentions. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described herein and in Redwood Trust’s most recent Annual Report on Form 10-K under the caption “Risk Factors.” Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports Redwood Trust files with the Securities and Exchange Commission, including reports on Forms 10-Q and 8-K. Redwood Trust undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Important factors, among others, that may affect our actual results include: the inherent uncertainty regarding the timing and amount of severance and other costs associated with the discontinuance of our commercial mortgage loan origination business and the related workforce reduction, general economic trends, the performance of the housing, commercial real estate, mortgage, credit, and broader financial markets, and their effects on the prices of earning assets and the credit status of borrowers; federal and state legislative and regulatory developments, and the actions of governmental authorities, including those affecting the mortgage industry or our business (including, but not limited to, the Federal Housing Finance Agency’s final regulation relating to FHLB membership requirements and the potential implications for our captive insurance subsidiary’s membership in the FHLB); developments related to the fixed income and mortgage finance markets and the Federal Reserve’s statements regarding its future open market activity and monetary policy; our exposure to credit risk and the timing of credit losses within our portfolio; the concentration of the credit risks we are exposed to, including due to the structure of assets we hold and the geographical concentration of real estate underlying assets we own; our exposure to adjustable-rate mortgage loans; the efficacy and expense of our efforts to manage or hedge credit risk, interest rate risk, and other financial and operational risks; changes in credit ratings on assets we own and changes in the rating agencies’ credit rating methodologies; changes in interest rates; changes in mortgage prepayment rates; the availability of assets for purchase at attractive prices and our ability to reinvest cash we hold; changes in the values of assets we own; changes in liquidity in the market for real estate securities and loans; our ability to finance the acquisition of real estate-related assets with short-term debt; the ability of counterparties to satisfy their obligations to us; our involvement in securitization transactions, the profitability of those transactions, and the risks we are exposed to in engaging in securitization transactions; exposure to claims and litigation, including litigation arising from our involvement in securitization transactions; whether we have sufficient liquid assets to meet short-term needs; our ability to successfully compete and retain or attract key personnel; our ability to adapt our business model and strategies to changing circumstances; changes in our investment, financing, and hedging strategies and new risks we may be exposed to if we expand our business activities; our exposure to a disruption or breach of the security of our technology infrastructure and systems; exposure to environmental liabilities; our failure to comply with applicable laws and regulations; our failure to maintain appropriate internal controls over financial reporting and disclosure controls and procedures; the impact on our reputation that could result from our actions or omissions or from those of others; changes in accounting principles and tax rules; our ability to maintain our status as a REIT for tax purposes; limitations imposed on our business due to our REIT status and our status as exempt from registration under the Investment Company Act of 1940; decisions about raising, managing, and distributing capital; and other factors not presently identified.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1 Press Release dated February 9, 2016

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 9, 2016	REDWOOD TRUST, INC.

	By:	/s/ Andrew P. Stone
Andrew P. Stone
General Counsel, Executive Vice President, and Secretary

Exhibit Index

Exhibit No.	Exhibit Title

99.1	Press Release dated February 9, 2016